                                                                    Exhibit 10.7

                             AMENDMENT NO. 1 TO THE
                                CREDIT AGREEMENT

                                                        Dated as of June 1, 2001



     AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among ITC/\DeltaCom, Inc., a Delaware corporation (the "Parent"), Interstate FiberNet, Inc., a Delaware corporation (the "Borrower"), ITC/\Deltacom Communications, Inc., an Alabama corporation, DeltaCom Information Systems, Inc., an Alabama corporation (collectively, the "Subsidiary Guarantors"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Morgan Stanley Senior Funding, Inc., as administrative agent (the "Administrative Agent") for the Lenders.

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Parent, the Subsidiary Guarantors, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of April 5, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Borrower, the Parent, the Subsidiary Guarantors and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     (3) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower, the Parent, the Subsidiary Guarantors and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) The definition of "Change of Control" in Section 1.01 is amended in full and replaced as follows:

          "Change of Control means the occurrence on any date of any of the following: (a) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), of more than 35% of the total voting power of the Voting Stock of the Parent on a fully diluted basis and such ownership represents a greater percentage of the total voting power of the Voting Stock of the Parent, on a fully diluted basis, than is held by the Existing Stockholders on such date; or (b) during any period of up to 24 consecutive months, commencing after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Parent or persons whose election or nomination as directors was approved by a majority of such individuals shall cease for any reason to constitute a majority of the board of directors of the Parent; or (c) the Parent shall cease to own 100% of the Equity Interests of the Borrower." For purposes of this definition, "fully diluted basis" shall be construed in the same manner as "fully diluted basis" in the definition of "Change of Control" contained in the Indentures.

          (b)  Section 1.01 is further amended to add the following definitions:

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the date of this Agreement or issued thereafter, including, without limitation, all Common Stock and Preferred Stock.

          "Common Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's equity, other than Preferred Stock of such Person, whether outstanding on the date of this Agreement or issued thereafter, including, without limitation, all series and classes of such common stock.

          "Existing Stockholders" means Campbell B. Lanier, III and SCANA Corporation and their Affiliates, and Campbell B. Lanier, III's spouse and any one or more of his lineal descendants and their spouses; provided, however, that any such person other than Campbell B. Lanier, III shall only be deemed to be an "Existing Stockholder" to the extent such person's Capital Stock of the Parent was received, directly or indirectly, from Campbell B. Lanier, III. For purposes of this definition, "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Indentures" means (a) the Indenture, dated as of June 3, 1997, as amended from time to time, between the Parent and United States Trust Company of New York, as Trustee; (b) the Indenture, dated as of March 3, 1998, as amended from time to time, between the Parent and the United States Trust Company of New York, as Trustee; and (c) the Indenture, dated as of November 5, 1998, as amended from time to time, between the Parent and United States Trust Company of New York, as Trustee.

          "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-

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     voting) of such Person's preferred or preference equity, whether outstanding on the date of this Agreement or issued thereafter, including, without limitation, all series and classes of such preferred or preference stock.

          "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

          (c) Section 5.01 is amended by adding thereto a new subsection (o) to read as follows:

          "(o) Consent Fee. On the date of first issuance by the Parent of its Series B-1 Cumulative Convertible Preferred Stock, par value $.01 per share, pay to the Administrative Agent, on behalf of each Lender which has executed a counterpart of the Amendment No. 1 to the Credit Agreement dated as of June 1, 2001, a consent fee of 0.25% of such Lender's Commitment hereunder."

          (d) Section 5.02(b)(iii)(x) is amended by deleting the figure "$50,000,000" and substituting for such figure the figure "$70,000,000".

          (e) Article VIII is amended by adding thereto a new section 8.07 to read as follows:

          "SECTION 8.07. Appointment of Subagents. "Anything herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents or collateral co-agents (each, a "Subagent") with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the Liens on such Collateral granted pursuant to the applicable Collateral Documents shall be deemed for purposes of this Agreement and the other Loan Documents to have been granted to such Subagent, in addition to the Collateral Agent, for the benefit of the Secured Parties, (ii) such Subagent shall be automatically vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent under the Loan Documents with respect to such Collateral, (iii) the provisions of this
     Article 8 and of Section 9.04 that refer to each Agent shall be deemed to be references to each Agent and/or each Subagent, as the context may require, and (iv) the term "Collateral Agent", when used herein or in any of the applicable Collateral Documents in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent."

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Parent, the Subsidiary Guarantors and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

          SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

          (a) the representations and warranties contained in each Loan Document are correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, other than any such representations and warranties that, by their terms, refer to a specific date other than the date hereof, in which case as of such specific date; and

          (b) no Default has occurred and is continuing, or would result from this Amendment.

          SECTION 4. Consent of the Borrower, the Parent and the Subsidiary Guarantors. The Parent and the Subsidiary Guarantors, as Guarantors under the Credit Agreement, and the Borrower, the Parent and the Subsidiary Guarantors, as Grantors under the Security Agreement, hereby consent to this Amendment and hereby confirm and agree that (a) they have received a copy of and reviewed to their satisfaction this Amendment, (b) notwithstanding the effectiveness of this Amendment, each of the Guaranties, the Security Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and
(c) the Loan Documents to which the Borrower, the Parent or any Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

          SECTION 5. Reference to and Effect on the Credit. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement and the other Loan Documents as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 6. Costs, Expenses. The Borrower agrees to pay on demand, which shall not be prior to the date of first issuance by the Parent of the securities referred to in section 5.01(o), all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             ITC/\DELTACOM, INC.


                                             By  /s/ Douglas A. Shumate
                                                 ----------------------------
                                             Title: Senior Vice President
                                                    -------------------------



                                             INTERSTATE FIBERNET, INC.


                                             By  /s/ Douglas A. Shumate
                                                 ----------------------------
                                             Title: Senior Vice President
                                                    -------------------------



                                             ITC/\DELTACOM COMMUNICATIONS, INC.


                                             By  /s/ Douglas A. Shumate
                                                 ----------------------------
                                             Title: Senior Vice President
                                                    -------------------------



                                             DELTACOM INFORMATION SYSTEMS, INC.


                                             By  /s/ Douglas A. Shumate
                                                 ----------------------------
                                             Title: Senior Vice President
                                                    -------------------------

                                         MORGAN STANLEY SENIOR FUNDING, INC.,
                                         as Administrative Agent and as Lender

                                         By /s/ Lucy Galbraith
                                            -------------------------------
                                         Title: Managing Director
                                                ---------------------------


                                         MORGAN STANLEY & CO. INCORPORATED,
                                         as Collateral Agent

                                         By /s/ Lucy Galbraith
                                            -------------------------------
                                         Title: Managing Director
                                                ---------------------------

                                        As Lenders
                                        ----------

                                        ALLIANCE CAPITAL FUNDING, L.L.C.


                                        By /s/
                                           ---------------------------------
                                        Title: Vice President
                                               -----------------------------

                                        ELC (CAYMAN) LTD. 2000-1


                                        By /s/
                                           ---------------------------------
                                        Title: Director
                                               -----------------------------


                                        ELT LTD.

                                        By /s/ Ann E. Morris
                                           ---------------------------------
                                        Title: Authorized Agent
                                               -----------------------------


                                        EXCEL BANK

                                        By  /s/
                                           ---------------------------------
                                        Title: Vice President
                                               -----------------------------

                                        FIDELITY & GUARANTY LIFE
                                        INSURANCE CO.


                                        By  /s/
                                           ---------------------------------
                                        Title: Vice President
                                               -----------------------------

                                        FIVE FINANCE CORPORATION


                                        By  Citibank N.A.
                                            --------------------------------
                                        Title: Additional Investment Manager
                                               -----------------------------
                                               By: /s/ Neil Smith
                                                ----------------------------
                                               Title: Managing Director,
                                                      ----------------------
                                                      Alternative Investment
                                                      ----------------------
                                                      Strategies
                                                      ----------------------

                                         FRANKLIN FLOATING RATE TRUST

                                         By Chauncey Lufkin
                                            ---------------
                                         Title: Vice President
                                                --------------

                                         GREAT POINT CLO 1999-1 LTD.

                                         By
                                             -----------------------
                                         Title:
                                                --------------------

                                         IBM CREDIT CORPORATION

                                         By /s/
                                            ----------------
                                         Title: Manager of Credit
                                                -----------------

                                         KZH ING-2 LLC

                                         By /s/ Kimberly Rowe
                                            -----------------
                                         Title: Authorized Agent
                                                ----------------

                                         MAPLEWOOD (CAYMAN) LIMITED
                                         By: Massachusetts Mutual Life Insurance
                                             Company as Investment Manager

                                         By /s/ Steven J. Katz
                                            ------------------
                                         Title: Second Vice President and
                                                -------------------------
                                                Associate General Counsel
                                                -------------------------

                                         MASSACHUSETTS MUTUAL LIFE
                                         INSURANCE COMPANY

                                         By /s/ Steven J. Katz
                                            ------------------
                                         Title: Second Vice President and
                                                -------------------------
                                                Associate General Counsel
                                                -------------------------

                                     SUFFIELD CLO, LIMITED
                                     By: Massachusetts Mutual Life Insurance
                                         Company as Collateral Manager

                                     By /s/ Steven J. Katz
                                        ------------------
                                     Title: Second Vice President and Associate
                                            -----------------------------------
                                            General Counsel
                                            ---------------

                                     OSPREY INVESTMENTS PORTFOLIO
                                     By: Citibank, N.A., as Manager

                                     By /s/ Mike Regan
                                        --------------
                                     Title: Alternative Investment Strategies
                                            ---------------------------------

                                     PACIFICA PARTNERS I, L.P.
                                     By Imperial Credit Asset Mgmt., as its
                                        Investment Manager

                                     By /s/ Dean K. Kawai
                                        -----------------
                                     Title: Vice President
                                            --------------

                                     PROMETHEUS INVESTMENT
                                     FUNDING NO. 1 LTD.
                                     By: CPF Asset Advisory, LLC, As
                                         Investment Manager

                                     By /s/ Timothy Harrod
                                        ------------------
                                     Title: Director
                                            --------

                                     By /s/ Chris Yu
                                        ------------
                                     Title: Associate Director
                                            ------------------

                                     SANKATY HIGH YIELD PARTNERS
                                     II, L.P.

                                     By /s/ Diane J. Exter
                                        ------------------
                                     Title: Managing Director, Portfolio Manager
                                            ------------------------------------

                                     SANKATY ADVISORS, INC. as Collateral
                                     Manager for Great Point CLO 1999-1 LTD., as Term Lender

                                     By /s/ Diane J. Exter
                                        ------------------
                                     Title: Managing Director, Portfolio Manager
                                            ------------------------------------

                                     TORONTO DOMINION (NEW YORK),
                                     INC.

                                     By /s/ Dana Schwalie
                                        -----------------
                                     Title: Vice President
                                            --------------

                                     TRYON CLO LTD. 2000-1

                                     By /s/
                                        -----------------------------
                                     Title: Director
                                            --------

                                     WEBSTER BANK

                                     By /s/ Elisabeth V. Piker
                                        ----------------------
                                     Title: Vice President
                                            --------------